UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2015

Great China Mania Holdings, Inc.
(Exact name of registrant as specified in charter)

Florida	000-54446	59-2318378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1902, 19/F, Kodak House 2, Java Road, North Point, Hong Kong
(Address of Principal Executive Offices)

(852) 3543-1208
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2015, Great China Mania Holdings, Inc. (the “Company”) and its wholly owned subsidiary GME Holdings Ltd (“GMEH”) executed a Share Exchange Agreement with Direct Success Group Limited (“DSGL”), an investment holding company focusing on artist management business ventures.

Pursuant to the terms of the Share Exchange Agreement, the Company acquired 20% of DSGL in exchange for DSGL acquiring 55% of GMEH from the Company.

Prior to the closing, the Company held 100% ownership of GMEH.  After the closing, the Company retained the equivalent of 56% of GMEH (45% plus 20% of 55%).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT CHINA MANIA HOLDINGS, INC.

Date: May 7, 2015	By:	/s/Kwan Yin Roy Kwong
Kwan Yin Roy Kwong
Chief Executive Officer and Director

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